UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                 CITYPLACEWASHINGTON, STATED.C. POSTALCODE20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        APRIL 22, 2008 (APRIL 19, 2008)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                      STEM CELL THERAPY INTERNATIONAL, INC
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                000-51931                      88-0374180
                ---------                      ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


                 203 N. LOIS AVENUE, 9TH FLOOR, TAMPA, FL 33607
                 ----------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (813) 600-4088
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On April 22, 2008, Stem Cell Therapy International, Inc., a Nevada corporation ("SCII"), entered into an Amendment (the "Amendment") to the Reorganization and Stock Purchase Agreement (the "Agreement") entered into with Histostem Co., Ltd., a Korean company ("Histostem") on March 10, 2008. The Amendment amended the recitals and paragraphs 2(b), 3(g), 5, 6(d), 6 (j)(3), and 9(d).

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits.

10.37 Amendment No. 1 to Reorganization and Stock Purchase Agreement between Stem Cell Therapy International, Inc., and Histostem Co., Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     STEM CELL THERAPY INTERNATIONAL, INC.
                                  (Registrant)

Dated:  April 22,  2008                By:  /s/Calvin  Cao
                                            -------------------
                                            Calvin  Cao
                                            Chief  Executive  Officer